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                             PRUDENTIAL GOVERNMENT
                                SECURITIES TRUST
                         -----------------------------

                              MONEY MARKET SERIES
                         SHORT-INTERMEDIATE TERM SERIES
                       U.S. TREASURY MONEY MARKET SERIES

                       SUPPLEMENT DATED JANUARY 31, 2001
                       PROSPECTUS DATED JANUARY 31, 2001

SPECIAL MEETING OF SHAREHOLDERS
On August 22, 2000, the Board of Trustees approved the proposals summarized below. The proposals will be submitted for approval by shareholders of the Series at a Special Meeting of Shareholders which is currently anticipated to be held in the first half of 2001.

ELECTION OF TRUSTEES
The Board of Trustees approved a proposal to elect Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Thomas T. Mooney, Stephen P. Munn, David R. Odenath, Jr., Richard A. Redeker, John R. Strangfeld, Jr., Nancy H. Teeters and Louis A. Weil, as Trustees of the Fund. Subsequently, on November 13, 2000,
Mr. Strangfeld resigned as President and Trustee of the Fund and Judy A. Rice replaced Mr. Strangfeld as a Trustee of the Fund. Ms. Rice will be under consideration for election as a Trustee at the Special Meeting.

HOW THE FUND IS MANAGED--MANAGER
Prudential Investments Fund Management LLC (PIFM or the Manager) manages the Fund's investment operations and is responsible for supervising the Fund's subadviser, The Prudential Investment Corporation (Prudential Investments). The Board of Trustees of the Fund approved an amendment to the management contract with PIFM to provide PIFM with flexibility to select additional investment advisers and allocate Fund assets to them for management. Specifically, if shareholders approve the amended management contract,

MF2001C1
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PIFM will have the authority (1) to hire one or more additional investment advisers for the Fund, subject to Board approval, and (2) to allocate and reallocate Fund assets among such advisers and Prudential Investments.

The Board also considered an amendment to the investment advisory contract with Prudential Investments, which will be submitted to shareholders for their approval. The proposed amendment provides that PIFM may increase or decrease, without limitation, the allocation of Fund assets under the management of Prudential Investments, and that Prudential Investments will be compensated only with respect to assets allocated to its management.

The proposal to allow the Fund to employ other investment advisers without a shareholder vote is subject to certain conditions. The first condition is that Fund shareholders must approve this grant of authority to the Board of Trustees. Second, this proposal may be implemented only if the Fund complies with the conditions of an exemptive order authorizing the arrangement previously issued by the Securities and Exchange Commission.

Subject to satisfaction of these two conditions, which cannot be assured, the Manager would be permitted, with Board approval but without further shareholder approval, to employ new investment advisers for the Fund, change the terms of the Fund's investment advisory agreements or enter into new investment advisory agreements with existing advisers. Shareholders would be notified of any changes in advisers or of any material amendments to advisory agreements. Shareholders of the Fund would continue to have the right to terminate an investment advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund.

BORROWING
If approved by shareholders, each applicable Series' investment restriction regarding borrowing would be modified to allow borrowing of up to 33 1/3% of a Series' total assets and to delete the requirement that such borrowing can be made only from banks.

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INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES
If approved by shareholders, each applicable Series' investment restriction regarding the purchase of shares of investment companies would be modified to permit each Series to invest in the shares of other registered investment companies as permitted under applicable law or by an order of the Commission. To the extent that a Series does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.

SECURITIES LENDING
If approved by shareholders, each applicable Series' investment restriction regarding securities lending would be modified to permit each Series to make loans of portfolio securities in amounts up to 33 1/3% of the Series' total assets and as permitted by an order of the Commission.

OTHER MATTERS
Shareholders of Short-Intermediate Term Series are expected to vote on a proposal to merge their Series into another Prudential mutual fund prior to the shareholder meeting described above. If shareholders of this Series do not approve the proposed merger, shareholders of this Series will likely be solicited to vote on the matters described above under "SPECIAL MEETING OF SHAREHOLDERS".